Exhibit 10.3


                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                              ISDA MASTER AGREEMENT

                            dated as of June 26, 2003

                                     between



BEAR, STEARNS INTERNATIONAL LIMITED and CRIIMI NEWCO, LLC and CBO REIT II,
INC.
     ("Party A")                                   ("Party B")


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1.      Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.      Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted

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Collateral, the security interest and lien granted hereunder on that Posted
Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3.      Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

         (i)      the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

         (ii)     the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.      Conditions Precedent, Transfer Timing, Calculations and
                  Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

         (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

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         (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)      Substitutions.

         (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

         (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.      Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in case of
(I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

         (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                  (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

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                  (B) calculating the Exposure for the Transactions (or Swap
                  Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

                  (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

         (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.      Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)      Eligibility to Hold Posted Collateral; Custodians.

         (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

         (ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

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

         (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

         (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

         (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)      Distributions and Interest Amount.

         (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

         (ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.      Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

         (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable,

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

         required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

         (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

         (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.      Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

         (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

         (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

         (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

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         (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

         (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

         (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

         (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

                  (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

                  (B) to the extent that the Pledgor does not Set-off under
                  (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.      Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

(iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible

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Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10.     Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.     Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

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(d) Good Faith and Commercially Reasonable Manner. Performance of all
obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12.     Definitions

As used in this Annex:--

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b)(i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means, with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted

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Collateral  in the form of Cash  held by the  Secured  Party  on that  day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day" unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

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"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d)(i).

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

         (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

         (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

         (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i) Eligible Collateral or Posted Collateral that is:

                  (A) Cash, the amount thereof; and

                  (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

         (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

                                                                Execution Copy


BEAR, STEARNS INTERNATIONAL LIMITED ("Party A") and each of CBO REIT II, Inc. and CRIIMI NEWCO, LLC (jointly and severally, "Party B")

Paragraph 13.  Elections and Variables

(a)      Security Interest

         (i) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

         (ii) Security Interest. Paragraph 2 of this Annex shall be deleted in its entirety and substituted with the following:

                  Paragraph 2. Security Interest. Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the actual Transfer of Posted Collateral by the Secured Party to the Pledgor, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party. For the avoidance of doubt, the immediately preceding sentence is not applicable to any deemed transfer of Collateral under the Netting Agreement. Further, nothing in this Annex will supercede any restrictions on the method of liquidating Purchased Assets pursuant to Section 14 of the Repurchase Agreement with respect to such Purchased Assets.

         (iii) Notwithstanding any other provision in this Annex to the contrary Party A (a) covenants that it will not take any action in connection with the transactions contemplated by this Annex which results in either REIT Subsidiary or any issuer of Subject Securities (other than Nomura Securities) ceasing to be a Qualified REIT Subsidiary and (b) represents that CRIIMI MAE Inc. is a third party beneficiary of Party A's covenant set forth herein.

(b)      Credit Support Obligations.

         (i) Delivery Amount, Return Amount and Credit Support Amount.

                (A) "Delivery Amount" has the meaning specified in
                    Paragraph 3(a).

                (B) "Return Amount" has the meaning specified in Paragraph 3(b).

                (C) "Credit Support Amount" has the meaning specified in
                    Paragraph 3; provided however, when Party A is the Pledgor, Credit Support Amount for any Valuation Date will never exceed the amount of Margin Deficit required on such Valuation Date to be provided by Party B, as Seller, to Party A, as Buyer, pursuant to the terms of the Repurchase Agreement.

              (D) The following new paragraph shall be inserted after Paragraph 3(b):

              "(c) Notwithstanding anything to the contrary set forth in this Paragraph 3, so long as the Repurchase Agreement and Netting Agreement have been entered into and are in full force and effect, demands to Party B to transfer Eligible Collateral pursuant to Paragraph 3 herein shall be deemed made by Party A to the extent Party B's obligations to transfer Eligible Collateral can be satisfied through the Netting Agreement."

          (ii) Eligible Collateral. The items set forth on the Collateral Schedule attached hereto will qualify as "Eligible Collateral"; provided, however, that, during the pendency of any suit, action, proceeding or lien referenced in Paragraph 11(c) (other than a suit, action, proceeding or lien resulting from the exercise of the Secured Party's rights under Paragraph 6(c)), the Posted Credit Support affected thereby shall not constitute Eligible Collateral. Pledgor shall be obligated, in such event, to Transfer to the Secured Party substitute Eligible Credit Support for such posted Credit Support in order to satisfy its obligations under Paragraph 3, provided that such substitute Eligible Credit Support shall have a Value as of the date of Transfer equal to or greater than the Value such Posted Credit Support would have had (as determined by the Secured Party) if no such suit, action, proceeding or lien was pending. In addition, Eligible Collateral with respect to Party B will be any Collateral deemed transferred under the Netting Agreement ("Deemed Transferred Collateral"). The parties agree that Paragraphs 4, 5, 6, 8 and 9 of this Annex shall not apply to the Deemed Transferred Collateral and that the relevant provisions of the Repurchase Agreement and the Netting Agreement dealing with the subject matter of such paragraphs shall apply.

          (iii) Other Eligible Support. Such other property as the Secured Party, in its sole discretion and acting in good faith, shall deem acceptable, with such Valuation Percentage applied thereto as the Secured Party, in its sole discretion acting in good faith, shall deem appropriate.

         (iv) Thresholds.

                (A) "Independent Amount" means with respect to Party A as
                    Pledgor: zero.

                    "Independent Amount" means with respect to Party B as
                    Pledgor: zero unless and until a Trigger Event occurs, in which case the Independent Amount will be (I) the greater of
                    (a) an amount equal to the product of (i) 0.5%, and (ii) an amount, if any, by which (x) the Aggregate Maturity Weighted Notional Amount of all Transactions is in excess of (y) the Aggregate Maturity Weighted Adjusted Principal Balance and
                    (b) an amount equal to the product of (i) 0.5% and (ii) an amount, if any, by which the Notional Floating Amount is in excess of the Notional Fixed Amount or (II) such lower amount as agreed to by Party A in its sole discretion.

                (B) "Threshold" means zero with respect to Party A and Party B.

                (C) "Minimum Transfer Amount", means USD100,000.

                (D) Rounding. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of USD10,000.

(c)      Valuation and Timing.

         (i) "Valuation Agent" means, for purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3; for purposes of Paragraph 4(d)(ii), the Secured Party receiving the Substitute Credit Support; for purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable, and, for purposes of assigning a Value to Posted Credit Support for the purpose of setting off against such Posted Credit Support the Pledgor's Obligations to the Secured Party or for the purpose of determining the amount of any Cash payment to which the Pledgor is entitled in lieu of the return of Posted Credit Support, the Secured Party (or, in each such instance, an Affiliate of the applicable party).

         (ii) "Valuation Date" means any Local Business Day designated by a party which, in the reasonable judgment of such party, would result in a Delivery Amount or Return Amount or a Margin Excess or Margin Deficit under the Repurchase Agreement.

         (iii) "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "Notification Time" means 11:00 A.M. (New York time).

         (v) Transfer Timing and Calculations. Paragraph 4(c) is hereby amended and restated in its entirety as set forth below.


              (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party in writing (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day)."

(d) Conditions Precedent. There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)      Substitution.

          (i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

         (ii) Consent of Secured Party for Substitution. Inapplicable.

         (iii) Amendment of Paragraph 4(d)(ii). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below.

              "(ii) subject to Paragraph 4(a) of the Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date; provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party (which agrees to use commercially reasonable efforts to Transfer the specified items of Posted Credit Support on the same day it receives the Substitute Credit Support) shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)      Dispute Resolution.

         (i) "Resolution Time" means 12:00 Noon (New York time) on the Local Business Day for both parties following the date the Disputing Party gives written notice of a dispute pursuant to Paragraph 5.

         (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent; provided, however, that if three quotations are not available for a particular security, then the number of quotations obtained with respect to such security will be used. If no quotations are available for a particular security, then the Valuation Agent's original good faith calculation of the Value thereof will be used for that security.

         (iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

         (iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

              "If a party (a `Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or
              (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

              (A) the Disputing Party will (x) notify the other party in writing and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount, and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (I) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (II) above;

              (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

              (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)      Holding and Using Posted Collateral.

         (i) Eligibility to Hold Posted Collateral; Custodians. A party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions, as applicable, are satisfied:

(A) Such party is not a Defaulting Party; and

(B) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code.

             There shall be no Custodian for Party A.

             There shall be no Custodian for Party B.

         (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will apply to both parties.

(h)      Distributions and Interest Amount.

         (i) Interest Rate. The "Interest Rate" will be the "Federal Funds (Effective)" rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective."

         (ii) Amendment of Paragraph 6(d)(i) - Distributions. Clause 6(d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

             "(i) Distributions. (a) If Party A is the Secured Party and the Transaction (as defined in the Repurchase Agreement) is outstanding, then Distributions received will be applied pursuant to the Repurchase Agreement; and (b) If Party A is the Secured Party and there is no outstanding Transaction (as defined in the Repurchase Agreement), or if Party B is the Secured Party at any time, regardless of the existence of the Repurchase Agreement, and such Secured Party receives or is deemed to have received Distributions on a Local Business Day, then it will credit to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to have received, and such Distributions will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2."

         (iii) Amendment of Paragraph 6(d)(ii) - Interest Amount. Clause (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

             "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash, the Secured Party will transfer to Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. The Interest Amount will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount, the amount of interest calculated for each day of the interest period shall be compounded daily."

(i) Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j)      Addresses for Transfers.

         Party A: To be provided in writing by Party A to Party B.

         Party B: To be provided in writing by Party B to Party A.

(k)      Other Provision(s).

         (i) Amendment of Paragraph 7 - Events of Default.

         (1) Clause (i) of Paragraph 7 shall be amended and restated to read in its entirety as follows:

             "(i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for one Local Business Day after notice of that failure is given to that party;"

         (2) Clause (iii) of Paragraph 7 shall be amended by incorporating the words "under this Agreement" after "any agreement or obligation" in the first line of that clause.

         (ii) Non-Reliance. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

         (iii) Notwithstanding anything to the contrary set forth in Paragraph 3 of this Annex, so long as the Repurchase Agreement and Netting Agreement have been entered into and are in full force and effect, notices to Party B to transfer Eligible Credit Support deliverable pursuant to Paragraph 3 of this Annex, shall be deemed given to Party B to the extent Party B's obligation to transfer Eligible Credit Support can be satisfied through application of the applicable provisions of the Netting Agreement

         (iv) Notwithstanding anything to the contrary contained in this Annex, unless an Event of Default with respect to Party B shall have occurred and is continuing, Party B shall have the right (a) to direct the exercise of all voting, consent and other control rights with respect to the Purchased Assets, and (b) to receive all cash, dividends, interest and other distributions from, on, attributable or related to the Purchased Assets, in each case subject only to the terms and conditions set forth in the Repurchase Agreement.

(l) Definitions. The Following additional definitions shall be incorporated in Paragraph 12:

         "Collateral" has the meaning specified in the Netting Agreement.

          "Aggregate Maturity Weighted Notional Amount" means an amount, if any, by which (x) the sum of each Notional Amount specified in the Confirmation for each interest rate swap Transaction or series of Transactions under which Party B is a Fixed Rate Payer multiplied by the remaining years to maturity (rounded up to the next highest year) of such Transaction or series of Transactions (the "Notional Fixed Amount") is in excess of (y) the sum of each Notional Amount specified in the Confirmation for each interest rate swap Transaction or series of Transactions under which Party B is a Floating Rate Payer multiplied by the remaining years to maturity (rounded up to the next highest year) of such Transaction or series of Transactions (the "Notional Floating Amount").

         "Aggregate Maturity Weighted Adjusted Principal Balance" means an amount equal to the sum of the Adjusted Principal Balance of each Traded Security multiplied by the remaining years to maturity (rounded up to the next highest year) of such Traded Security.

         "Adjusted Principal Balance" means, with respect to any Traded Security , an amount equal to the product of (a) the outstanding principal balance of such Traded Security, (b) the Risk Adjustment Factor applicable to such Traded Security, and (c) the Market Value for such Traded Security.

         "Margin Deficit" has the meaning specified in the Repurchase Agreement.

         "Market Value" means the value as determined by Party A pursuant to the Repurchase Agreement.

         "Netting Agreement" means the Netting and Security Agreement dated the date hereof between Party A and Party B.

         "Nomura Securities" has the meaning specified in the Repurchase Agreement.

         "Purchased Assets" has the meaning specified in the Repurchase
         Agreement.

         "Qualified REIT Subsidiary" has the meaning specified in the Repurchase Agreement.

         "REIT Subsidiary" has the meaning specified in the Repurchase
         Agreement.

         "Repurchase Agreement" means the Repurchase Agreement dated as of January 14, 2003 between Party A and Party B, as amended from time to time.

          "Risk Adjustment Factor" means, with respect to any Traded Security:

                  (i) if such security is rated BBB by S&P, 78%,

                  (ii) if such security is rated BBB- by S&P, 72%,
                  (iii) if such security is rated BB-, BB or BB+ by S&P, 55%,
                  (iv) if such security is rated B-, B or B+ by S&P, 35%,
                  (v) if such security is rated CCC+ or lower by S&P, 0%
                  (vi) if such security is variable rate, 0%.

         "S&P" means Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies Inc.

         "Subject Security" has the meaning specified in the Repurchase
         Agreement.

         "Traded Security" means any Subject Security on the date of determination pursuant to and as defined in the Repurchase Agreement.

         "Trigger Event" means, as of any date of determination, the existence of an amount, if any, by which (i) Aggregate Maturity Weighted Notional Amount is in excess of the Aggregate Maturity Weighted Adjusted Principal Balance or (ii) the Notional Floating Amount is in excess of the Notional Fixed Amount.

IN WITNESS WHEREOF, the parties have executed this Annex with effect from the date specified on the first page of this Annex.

BEAR, STEARNS INTERNATIONAL LIMITED             CBO REIT II, LLC




/s/Timothy Murray                               /s/David B. Iannarone
-----------------------------------             -------------------------------
Name:  Timothy Murray                           Name:  David B. Iannarone
Title: Authorized Signatory                     Title: Executive Vice President
                                                        and Chief Operating
                                                        Officer

CRIIMI NEWCO LLC



/s/David B. Iannarone
-----------------------------------
Name:  David B. Iannarone
Title: Executive Vice President
        and Chief Operating Officer

                               COLLATERAL SCHEDULE

-------------------------------------------------------------- -------------
Eligible Collateral                                            Valuation
                                                               Percentage
-------------------------------------------------------------- -------------
Cash                                                               100%
-------------------------------------------------------------- -------------
U.S. Treasuries (as defined below) having a remaining term         100%
to maturity of not more than one year
-------------------------------------------------------------- -------------
Direct Obligations of US-Government Sponsored Entities (as          99%
defined below) having a remaining term to maturity of not more than one year
-------------------------------------------------------------- -------------
U.S. Treasuries having a remaining term to maturity of more         99%
than one year but not more than five years
-------------------------------------------------------------- -------------
Direct Obligations of US-Government Sponsored Entities              98%
having a remaining term to maturity of more than one year but not more than five years
-------------------------------------------------------------- -------------
U.S. Treasuries having a remaining term to maturity of more         99%
than five years but not more than ten years
-------------------------------------------------------------- -------------
Direct Obligations of US-Government Sponsored Entities              98%
having a remaining term to maturity of more than five years
but not more than ten years
-------------------------------------------------------------- -------------
U.S. Treasuries having a remaining term to maturity of more         98%
than ten years but not more than twenty years
-------------------------------------------------------------- -------------
Direct Obligations of US-Government Sponsored Entities              97%
having a remaining term to maturity of more than ten years but not more than twenty years
-------------------------------------------------------------- -------------
U.S. Treasuries having a remaining term to maturity of more         98%
than twenty years but not more than thirty years
-------------------------------------------------------------- -------------
Mortgage  participation  certificates in book-entry form, the       97%
timely  payment of  interest  at the  applicable  certificate rate and the ultimate collection of principal of which are
guaranteed by the Federal Home Loan Mortgage Corporation
(excluding multi-class REMIC pass-through certificates and
pass-through certificates backed by adjustable rate mortgages and excluding securities paying interest or principal only)
-------------------------------------------------------------- -------------

-------------------------------------------------------------- -------------
Mortgage  pass-through  certificates in book-entry  form, the       97%
full  and  timely  payment  of  interest  at  the  applicable certificate rate and the ultimate  collection of principal of
which  are  guaranteed  by  the  Federal  National   Mortgage
Association   (excluding   multi-class   REMIC   pass-through
certificates   and   pass-through   certificates   backed  by
adjustable  rate  mortgages and excluding  securities  paying interest or principal only)
-------------------------------------------------------------- -------------
Fully modified pass-through  certificates in book-entry form,       97%
the full and timely  payment of  principal  and  interest  of which are  guaranteed  by the  Government  National  Mortgage
Association   (excluding   multi-class   REMIC   pass-through
certificates   and   pass-through   certificates   backed  by
adjustable  rate  mortgages and excluding  securities  paying interest or principal only)
-------------------------------------------------------------- -------------


For the purposes of the Eligible Collateral Chart set forth above, the words indicated below shall have the following definitions:

"US Treasuries" shall mean negotiable debt obligations issued by the United States Treasury Department.

"Direct Obligations of US-Government Sponsored Entities" shall mean non-callable negotiable debt obligations of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association.